Fees Summary	Aug. 15, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	88,850.94
Total Transaction Valuation	580,345,778.58
Total Offset Amount	0.00
Net Fee	$ 88,850.94